PIONEER

CLASSIC BALANCED FUND

Class A (AOBLX)	Class B (ASBBX)
Class C (PCBCX)	Class Y (AYBLX)

Summary Prospectus	December 1, 2010

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com or by asking any financial intermediary that offers shares of the fund. The fund’s current prospectus and statement of additional information, dated December 1, 2010, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated July 31, 2010, are incorporated by reference into this summary prospectus.

Investment objectives

Capital growth and current income.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales Charges” section of the prospectus beginning on page 33 and the “Sales Charges” section of the statement of additional information beginning on page 68.

Shareowner fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	4.50%		None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	[1]	4%	1%	None

Summary Prospectus

Annual fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.41%	0.57%	0.41%	0.13%
Total Annual Fund Operating Expenses	1.31%	2.22%	2.06%	0.78%
Less: Fee Waiver and Expense Reimbursement[1]	–0.15%	–0.16%	0.00%	0.00%
Net Expenses[1]	1.16%	2.06%	2.06%	0.78%

1	The fund’s investment adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.16% and 2.06% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through December 1, 2012. There can be no assurance that the adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the adviser and the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you redeem your shares				If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$563	$832	$1,122	$1,945	$563	$832	$1,122	$1,945
Class B	609	979	1,275	2,312	209	679	1,175	2,312
Class C	309	646	1,108	2,390	209	646	1,108	2,390
Class Y	80	249	433	966	80	249	433	966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

The fund’s investment adviser allocates the fund’s assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the fund’s net assets. Equity securities in which the fund invests include common stocks, debt convertible to equity securities, and securities with common stock characteristics, such as equity interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) that invest primarily in equity securities, and preferred stocks. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage-related securities, including “sub-prime” mortgages, asset-backed securities, and cash, cash equivalents and other short term holdings.

The fund may invest in debt securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of the fund’s investment adviser. Debt securities in which the fund invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

The fund may invest in subordinated debt securities, event-linked bonds and up to 10% of its total assets in securities that are below investment grade (also known as “junk bonds”). The fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may use derivatives, such as credit default swaps, for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities: and to increase the fund’s return as a non-hedging strategy that may be considered speculative.

The fund may also hold cash or other short-term investments.

In selecting equity securities to buy and sell, the fund’s investment adviser uses a value approach to select the fund’s investments. Using this investment style, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values.

In selecting debt securities to buy and sell, the adviser considers both broad economic and issuer specific factors. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s portfolio, the adviser considers a variety of factors that are expected to influence economic activity

Summary Prospectus

and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

Principal risks of investing in the fund

You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives. Following is a summary description of principal risks of investing in the fund.

Market risk. The values of securities held by the fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the fund. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The fund may experience a substantial or complete loss on any individual security.

Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, or the adviser’s allocation of fund assets to the various asset classes, may prove to be incorrect.

Interest rate risk. Interest rates may go up, causing the value of the fund’s investments to decline (this risk may be greater for securities with longer maturities).

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. Junk bonds have a higher risk of default or are already in default and are considered speculative. Subordinated securities will be disproportionately affected by a default or downgrade.

Prepayment or call risk. During periods of declining interest rates, the issuer of a security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. The fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to

Summary Prospectus

payment after holders of more senior securities of the issuer. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

High yield or “junk” bond risk. Debt securities that are below investment grade, “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, and investment and repatriation restrictions.

Risks of investments in REITs. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Risks of investing in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale.

Risks of inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Risks of investing in event-linked bonds. The return of principal and the payment of interest on “event-linked” bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using derivatives exposes the fund to additional risks, may increase the volatility of the fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund’s portfolio. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. In addition, certain of the fund’s investments may have embedded leverage.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those

Summary Prospectus

shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The fund’s past performance

The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund’s Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard and Poor’s 500 Index and the Barclays Capital U.S. Government/Credit Index, each a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting http://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.

The fund acquired the assets and liabilities of AmSouth Balanced Fund (the predecessor fund) on September 23, 2005. The performance of Class A and Class B shares of the fund includes the net asset value performance of the predecessor fund’s Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund’s Class I shares prior to the reorganization, which has not been restated to reflect differences in expenses. The predecessor fund did not offer Class C shares. The performance of the fund’s Class C shares is based upon the net asset value performance of the predecessor fund’s Class B shares, which has been restated to reflect sales charges applicable to Class C shares (but not other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

Annual return Class A shares (%)

(Year ended December 31)

For the period covered by the bar chart:

The highest calendar quarterly return was 12.87% (07/1/2009 to 09/30/2009)

The lowest calendar quarterly return was –12.71% (10/1/2008 to 12/31/2008)

At September 30, 2010, the year-to-date return was 3.05%.

Average annual total return (%)

(for periods ended December 31, 2009)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A					12/19/91
Return before taxes	21.64	2.59	4.27	7.62
Return after taxes on distributions	20.70	0.41	2.36	5.38
Return after taxes on distributions and sale of shares	14.30	1.62	2.93	5.61
Class B	22.27	2.62	3.90	4.46	9/3/97
Class C	26.32	2.75	3.97	4.51	9/3/97
Class Y	27.84	3.87	5.00	8.07	12/19/91
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	26.46	0.42	–0.95	7.74	12/19/91
Barclays Capital U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	4.52	4.71	6.34	6.44	12/19/91

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to

Summary Prospectus

investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

Management

Investment adviser	Pioneer Investment Management, Inc.

Portfolio management	Walter Hunnewell, Jr. (equity securities) and Richard Schlanger (fixed income securities). Mr. Hunnewell, a vice president, has been a portfolio manager of the fund since 2005. Mr. Schlanger, a vice president, has been a portfolio manager of the fund since 2006.

Purchase and sale of fund shares

You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund’s transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.

Tax Information

You normally will have to pay income taxes on the dividends and capital gain distributions you receive from the fund, unless you are investing through a tax-deferred account, such as a 401(k) plan or individual retirement account.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

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